Exhibit 99.1

LETTER OF TRANSMITTAL

Relating to

VIRGIN MEDIA SECURED FINANCE PLC

Exchange Offer for

up to $500,000,000 aggregate principal amount of 5.25% Senior Secured Notes due 2021 for a like amount of new 5.25% Senior Secured Notes due 2021 which have been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”)

and

up to £650,000,000 aggregate principal amount of 5.50% Senior Secured Notes due 2021 for a like amount of new 5.50% Senior Secured Notes due 2021 which have been registered under the Securities Act

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST     , 2011 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED BY THE ISSUER IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Exchange Agent:

THE BANK OF NEW YORK MELLON

For GBP Notes:	By Mail, Hand or Overnight Delivery:	For USD Notes:
The Bank of New York Mellon One Canada Square 40th Floor London E14 5AL United Kingdom	OR	Bank of New York Mellon Corporation Corporate Trust – Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 USA

Attn: Debt Restructuring Services		Attn: Ms. Diane Amoroso
Fax: +44 207 964 2536		Fax: +1 212 298 1915
Tel: +44 207 964 4958		Tel: +1 212 815 2742

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Prospectus dated July      , 2011 (the “Prospectus”) of Virgin Media Secured Finance PLC (the “Issuer”) and the guarantors named therein (the “Guarantors”) which, together with this Letter of Transmittal (the “Letter of Transmittal”), constitute the Issuer’s offer (the “Exchange Offer”) to exchange any and all of its outstanding $500,000,000 aggregate principal amount of 5.25% Senior Secured Notes due 2021 and £650,000,000 aggregate principal amount of 5.50% Senior Secured Notes due 2021 (collectively, the “Outstanding Notes”), for a like amount of its new 5.25% Senior Secured Notes due 2021 and 5.50% Senior Secured Notes due 2021, respectively (collectively, the “Exchange Notes”) which have been registered under the Securities Act. The Exchange Notes are being offered only in exchange for the Outstanding Notes, and not for any other notes. The terms of the Exchange Notes are identical to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the transfer restrictions, registration rights and additional interest provisions relating to the Outstanding Notes will not apply to the Exchange Notes.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes if certificates for Outstanding Notes are to be forwarded with this letter. Tenders of Outstanding Notes held in book-entry form must be made in accordance with the book-entry procedures of The Depository Trust Company, or DTC, Euroclear Bank S.A./ N.V., or Euroclear, or Clearstream Banking S.A., or Clearstream, as applicable, and must include the transmission of an agent’s message to the Exchange Agent. The term “agent’s message” means a message, transmitted to DTC, Euroclear or Clearstream, as the case may be, received by the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that DTC, Euroclear or Clearstream, as applicable, has received an express acknowledgment from the holder that is tendering the Outstanding Notes that are the subject of the book-entry transfer that such holder agrees to be bound by the terms of the Prospectus and this Letter of Transmittal and that the Issuer may enforce such terms against such holder. DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

By complying with the book-entry confirmation procedures of DTC, Euroclear or Clearstream to exchange Outstanding Notes, a holder will not be required to deliver this Letter of Transmittal to the Exchange Agent. However, that holder will be bound by the terms of this Letter of Transmittal just as if that holder had signed this letter. See “The Exchange Offer—Procedures for Tendering” in the Prospectus.

“Pursuant to their internal guidelines, Euroclear and Clearstream will automatically exchange Existing Sterling Notes for Exchange Sterling Notes on behalf of the holders of the Existing Sterling Notes . If they do not wish to participate in the Exchange Offer, the registered holder of Existing Sterling Notes on the records of Euroclear or Clearstream must instruct Euroclear or Clearstream, as the case may be, to “Take No Action”; otherwise such Existing Sterling Notes will be tendered in the Exchange Offer, and the holder of such notes will be deemed to have agreed to be bound by the terms of the letter of transmittal. The exchange for Existing Sterling Notes so tendered will only be made after a timely confirmation of a book-entry transfer of Existing Sterling Notes into the Exchange Agent’s account, and timely receipt by the Exchange Agent of an agent’s message.”

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amount should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (in the case of the dollar denominated Outstanding Notes) and minimum denominations of £100,000 and integral multiples of £1,000 in excess thereof (in the case of the sterling denominated Outstanding Notes).

DESCRIPTION OF OUTSTANDING NOTES
	Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Principal Amount Tendered (if less than all)**

Total Principal Amount of Outstanding Notes Tendered

* **	Need not be completed by holders tending by book-entry transfer. Need not be completed by holders who wish to tender with respect to all Outstanding Notes listed. See Instruction 2.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC:

Name of Tendering Institution:

DTC Book-Entry Account:

Transaction Code No.:

By crediting the Outstanding Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (ATOP) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an agent’s message (as defined above) to the Exchange Agent, the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Please Note: By complying with the ATOP procedures to exchange Outstanding Notes held in book-entry form through DTC, a holder will not be required to deliver this Letter of Transmittal to the Exchange Agent. See “The Exchange Offer—Procedures for Tendering” in the Prospectus.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING BLOCKED IN EUROCLEAR OR CLEARSTREAM PURSUANT TO AN ELECTRONIC ACCEPTANCE INSTRUCTION IN ACCORDANCE WITH THE PROCEDURES OF EUROCLEAR OR CLEARSTREAM:

Name of Tendering Institution:

Euroclear or Clearstream Book-Entry Account:

Transaction Code No.:

By submitting an electronic acceptance instruction, including an agent’s message (as defined above), to Euroclear or Clearstream to authorize the tender of the Outstanding Notes and the blocking of the account in Euroclear or Clearstream to which such Outstanding Notes are credited and by complying with applicable Euroclear or Clearstream procedures with respect to the Exchange Offer, the holder through Euroclear or Clearstream confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Please Note: By complying with the book-entry confirmation procedures of Euroclear or Clearstream to exchange Outstanding Notes, a holder will not be required to deliver this Letter of Transmittal to the Exchange Agent. See “The Exchange Offer—Procedures for Tendering” in the Prospectus.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the above-described principal amount of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to such Outstanding Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer) as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned or, as applicable, credited to an account maintained with DTC, Euroclear or Clearstream, as the case may be.

Upon agreement to the terms of this Letter of Transmittal (including pursuant to an agent’s message), the undersigned, or the beneficial owner of Outstanding Notes on behalf of which the undersigned has tendered, will, subject to its ability to withdraw its tender, and subject to the terms and conditions of the Exchange Offer generally, hereby:

•

irrevocably sell, assign and transfer to or upon the Issuer’s order or the order of the Issuer’s nominee all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Outstanding Notes tendered hereby, such that hereafter the holder shall have no contractual or other rights or claims in law or equity against the Issuer, any of the Guarantors or any fiduciary, trustee, fiscal agent or other person connected with the Outstanding Notes arising under, from or in connection with those Outstanding Notes;

•

waive any and all rights with respect to the Outstanding Notes tendered hereby, including, without limitation, any existing or past defaults and their consequences in respect of those Outstanding Notes; and

•

release and discharge the Issuer, the Guarantors and the trustee for the Outstanding Notes from any and all claims the undersigned may have, now or in the future, arising out of or related to the Outstanding Notes tendered hereby, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Outstanding Notes tendered hereby, other than as expressly provided in the Prospectus and in this Letter of Transmittal, or to participate in any redemption or defeasance of the Outstanding Notes tendered hereby.

In addition, by tendering Outstanding Notes in the Exchange Offer, the undersigned represents, warrants and agrees that:

•	it has received and reviewed the Prospectus;

•

it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more beneficial owners of, the Outstanding Notes tendered hereby, and it has full power and authority to execute this Letter of Transmittal;

•

the Outstanding Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and the Issuer will acquire good, indefeasible and unencumbered title to those Outstanding Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the Issuer accepts the same;

•

it will not sell, pledge, hypothecate or otherwise encumber or transfer any Outstanding Notes tendered hereby from the date of this Letter of Transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

•

in evaluating the Exchange Offer and in making its decision whether to participate in the Exchange Offer by tendering its Outstanding Notes, it has made its own independent appraisal of the matters referred to in the Prospectus and this Letter of Transmittal and in any related communications and it is not relying on any statement, representation or warranty, express or implied, made to it by the Issuer, any Guarantor or the Exchange Agent, other than those contained in the Prospectus, as amended or supplemented through the Expiration Date;

•

the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions described or referred to in the Prospectus;

•

the agreement to the terms of this Letter of Transmittal (including pursuant to an agent’s message) shall, subject to the terms and conditions of the Exchange Offer, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Outstanding Notes tendered hereby in favor of the Issuer or any other person or persons as the Issuer may direct and to deliver those forms of transfer and other documents in the attorney’s and agent’s discretion and the certificates and other documents of title relating to the registration of Outstanding Notes and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in the Issuer or the Issuer’s nominees those Outstanding Notes;

•

the terms and conditions of the Exchange Offer as set forth in the Prospectus shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly;

•	the Exchange Notes are being acquired in the ordinary course of business of the person receiving the Exchange Notes, whether or not that person is the holder;

•	neither the holder nor that other person has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes;

•

it is not an “affiliate,” within the meaning of Rule 405 under the Securities Act, of the Issuer or any Guarantor and is not a broker-dealer who acquired the Outstanding Notes directly from the Issuer for its own account;

•	if it is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and

•

if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, then it will deliver a copy of the Prospectus (or, to the extent permitted by law, make a copy of the Prospectus available to purchasers) in connection with any resale of those Exchange Notes.

The representations, warranties and agreements of a holder tendering Outstanding Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Date and the settlement date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Outstanding Notes means any holder that exercises investment discretion with respect to those Outstanding Notes.

If the tendering holder is a broker-dealer holding Outstanding Notes acquired for its own account as a result of market-making activities or other trading activities, such broker-dealer acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer. By so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes if and when the Issuer has given oral or written notice to that effect to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange or if Outstanding Notes are submitted for a greater principal amount than the tendering holder desires to exchange, the unaccepted or non-exchanged Outstanding Notes will be returned to the holder thereof without cost to such holder, or, as applicable, credited to an account maintained with DTC, Euroclear or Clearstream, as the case may be. These actions will occur as promptly as practicable after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned understands that a tender of Outstanding Notes pursuant to the instructions hereto, and the Issuer’s subsequent acceptance of that tender, will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and this Letter of Transmittal.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes in book-entry form tendered through DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream, as applicable). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Notes so tendered.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES)

This Letter of Transmittal must be signed by the holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant’s name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid proxy.

X	Date:

X	Date:

Signature(s) of Holder(s) or Authorized Signatory

Names:	Address:

(Please Print)	(Including ZIP Code)

Areas Code and
Capacity(ies):	Telephone No:

Social Security No(s):

PLEASE COMPLETE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or exchanged are to be issued in the name of, or certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the chart entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

(See Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or exchanged or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the chart entitled “Description of Outstanding Notes” within this Letter of Transmittal.

Name:

Address:

(Please Print)

Zip Code:

Taxpayer Identification or Social Security Number:

(See Form W-9 herein)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. This letter is to be completed by holders of Outstanding Notes if certificates for Outstanding Notes are to be forwarded with this letter. Tender of Outstanding Notes by book-entry transfer by holders of Outstanding Notes in book-entry form must be made by delivering an agent’s message transmitted by DTC, Euroclear or Clearstream in lieu of this letter pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering.” To effectively tender Outstanding Notes by book-entry transfer, holders of Outstanding Notes must request a DTC, Euroclear or Clearstream participant to, on their behalf, electronically transmit their acceptance through DTC, Euroclear or Clearstream, as applicable. In the case of Outstanding Notes held:

•

in certificated from, certificates for all physically tendered Outstanding Notes as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile of this letter); or

•	in book-entry form, by a book-entry confirmation and delivery of an agent’s message,

and in either case any other documents required by this letter, must be received by the Exchange Agent at the address set forth herein at or prior to 5:00 p.m., New York City time, on the Expiration Date.

Tenders of Outstanding Notes will be accepted only in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (in the case of the dollar denominated Outstanding Notes) and minimum denominations of £100,000 and integral multiples of £1,000 in excess thereof (in the case of the sterling denominated Outstanding Notes).

The Issuer will determine in its sole discretion all questions as to the validity, form, eligibility, time of receipt, acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes. Its determination will be final and binding. The Issuer reserves the absolute right to reject any Outstanding Notes not properly tendered or any Outstanding Notes the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any defect, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding on all parties. Unless waived, all defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, any Guarantor, the Exchange Agent nor any other person will incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder as soon as practicable after the Expiration Date of the Exchange Offer.

2.    PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering holder should fill in the number of Outstanding Notes tendered in the third columns of the charts entitled “Description of Outstanding Notes.” All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, as promptly as practicable after the Outstanding Notes are accepted for exchange.

Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal to be effective, the tendering holder must:

•	comply with the appropriate procedures of DTC, Euroclear or Clearstream for electronic withdrawals; or

•	in respect of Outstanding Notes not tendered through DTC, Euroclear or Clearstream, send a written notice of withdrawal to the Exchange Agent at the address set forth above.

Any such notice of withdrawal must:

•	specify the name of the person that has tendered the Outstanding Notes to be withdrawn;

•	identify the Outstanding Notes to be withdrawn, including the principal amount of such Outstanding Notes; and

•	where certificates for Outstanding Notes are transmitted, specify the name in which Outstanding Notes are registered, if different from that of the withdrawing holder.

If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and signed notice of withdrawal with signatures guaranteed by an by an Eligible Institution (as defined below).

If Outstanding Notes have been tendered pursuant to the procedures of DTC, Euroclear or Clearstream, any notice of withdrawal must specify the name and number of the account at DTC, Euroclear or Clearstream, as applicable, to be credited with withdrawn Outstanding Notes and otherwise comply with the procedures of such facility.

The Issuer will determine all questions as to the validity, form, eligibility and time of receipt of a notice of withdrawal. The Issuer’s determination shall be final and binding on all parties. The Issuer will deem any Outstanding Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer.

3.    SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond with the name as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered holder of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered holder, such holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered holder of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered holder, in either case signed as the name of the registered holder appears on the Outstanding Notes.

If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amount not tendered or exchanged are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5.    TRANSFER TAXES. Holders who tender their Outstanding Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with the exchange. If, however, certificates representing Exchange Notes, or Outstanding Notes for principal amount not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6.    WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. Notwithstanding the foregoing, in the event of a material change in the Exchange Offer, including the Issuer’s waiver of a material condition, the Issuer will extend the Exchange Offer period if necessary so that at least five business days remain in the Exchange Offer following notice of the material change.

7.    MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

9.    IRREGULARITIES. The Issuer will determine in its sole discretion all questions as to the validity, form, eligibility, time of receipt, acceptance of Letters of Transmittal and tendered Outstanding Notes and withdrawal of tendered Outstanding Notes. Its determination will be final and binding. The Issuer reserves the absolute right to reject any Outstanding Notes not properly tendered or any Outstanding Notes the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any defect, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding on all parties. Unless waived, all defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, any Guarantor, the Exchange Agent nor any other person will incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder as soon as practicable after the Expiration Date of the Exchange Offer.

10.    NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by the Issuer. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11.    DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT:    THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Outstanding Notes Tendered	Outstanding Notes Accepted

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